united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 8/31

Date of reporting period: 8/31/16

Item 1. Reports to Stockholders.

Anchor Tactical Credit Strategies Fund
Investor Class (ATCSX)

Annual Report
August 31, 2016

1-844-594-1226
www.anchorcapitalfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Anchor Tactical Credit Strategies Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.

Member FINRA

Anchor Tactical Credit Strategies Fund

Annual Shareholder Report

August 31, 2016

It is my pleasure to present the annual report for the Anchor Tactical Credit Strategies Fund for the period ended August 31, 2016. On behalf of the entire team at Anchor Capital, I would like to thank you for your investment in the Anchor Tactical Credit Strategies Fund.

Performance

As of August 31, 2016 the Anchor Tactical Credit Strategies Fund returned 3.17% since its inception on September 29, 2015. The Fund’s benchmark, the HFRX Absolute Return Index, and the Fund’s Morningstar Category, the Non-Traditional Bond category, returned 0.55% and 3.31% respectively.

Market and Fund Performance Commentary

It has been an eventful twelve months for markets. Over the past year, investors have been faced with a near 50% decline in the price of crude oil, a record increase in U.S. large-scale bankruptcies, the worst six-week start to a year in history for equities, the first Federal Reserve interest rate hike in almost ten years, and the historic British vote to exit the European Union.

Despite the challenging headline-driven environment, the Fund’s risk management strategy using cash and short1 positions to hedge volatility and deliver more consistent returns performed exceptionally well which outperformed the Fund’s benchmark in total return and volatility.

Market Outlook

US GDP growth peaked in 2014. Since then, almost every major economic indicator has trended lower and continues to decline quarter over quarter. As global central bank stimulus becomes less effective, we expect more volatility in the coming quarters especially for credit related securities. The US Federal Reserve is signaling another rate increase in 2016 effectively reversing the emergency stimulus program that has been in effect since the end of 2008. Additionally, the European Central Bank recently hinted at a reduction in its market stimulus effects.

For these reasons, we believe that markets will continue a pattern of higher than normal volatility and risk, a climate well suited for the Anchor Tactical Credit Strategies Fund.

Eric Leake

President, CIO

Anchor Capital Management Group, Inc.

1Short: The sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value.

5555-NLD-10/12/2016	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(949) 341-0000 main
(949) 341-0001 fax

Anchor Tactical Credit Strategies Fund*
Portfolio Review (Unaudited)
August 31, 2016

The Fund’s Investor Class performance figures for the period ended August 31, 2016, compared to its benchmark:

Since
Inception*

Anchor Tactical Credit Strategies Fund - Investor Class	3.17%
HFRX Absolute Return Index**	0.55%

*	The Fund commenced operations on September 29, 2015.

**	The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques to ensure that each Index is a pure representation of its corresponding investment focus. Investors cannot invest directly in an index, and unlike the Fund, returns do not reflect any fees, expenses or sales charges.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2016, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Fund’s average daily net assets. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s April 22, 2016 prospectus, the Fund’s Total Annual Operating Expense Ratio is 2.89%.

Portfolio Composition (Unaudited)

% of Net Assets
Exchange Traded Funds	77.9%
Mutual Funds	21.1%
Other Assets Less Liabilities	1.0%
Total	100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Anchor Tactical Credit Strategies Fund
PORTFOLIO OF INVESTMENTS
August 31, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 77.9%
	DEBT FUNDS - 77.9%
500,000	iShares iBoxx $ High Yield Corporate Bond ETF	$43,355,000
1,200,000	SPDR Barclays High Yield Bond ETF	43,848,000
900,000	SPDR Barclays Short-Term High Yield Bond ETF	24,759,000
	TOTAL EXCHANGE TRADED FUNDS (Cost - $111,032,148)	111,962,000

	MUTUAL FUNDS - 21.1%
	DEBT FUNDS - 21.1%
2,057,613	Ivy High Income Fund - Class I	15,144,033
2,645,503	MainStay High Yield Corporate Bond Fund - Class I	15,158,730
	TOTAL MUTUAL FUNDS (Cost - $30,000,000)	30,302,763

	TOTAL INVESTMENTS (Cost - $141,032,148) (a) - 99.0%	$142,264,763
	CASH AND OTHER ASSETS LESS LIABILITIES - 1.0%	1,502,306
	NET ASSETS - 100.0%	$143,767,069

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $141,214,089 and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,050,674
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$1,050,674

See accompanying notes to financial statements.

Anchor Tactical Credit Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2016

ASSETS
Investment securities:
At cost	$141,032,148
At value	$142,264,763
Cash	1,557,607
Cash collateral	233,601
Receivable for fund shares sold	277,889
Dividends and interest receivable	85,736
Prepaid expenses	41,832
TOTAL ASSETS	144,461,428

LIABILITIES
Payable for fund shares redeemed	380,311
Investment advisory fees payable	199,703
Distribution (12b-1) fees payable	30,266
Payable to related parties	24,457
Accrued expenses and other liabilities	59,622
TOTAL LIABILITIES	694,359
NET ASSETS	$143,767,069

Net Assets Consist Of:
Paid in capital	$140,735,277
Undistributed net investment income	527,587
Accumulated net realized gain from investments and securities sold short	1,271,590
Net unrealized appreciation on investments	1,232,615
NET ASSETS	$143,767,069
Investor Class
Net Assets	$143,767,069
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,010,989
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$10.26

(a)	The Fund charges a fee of 1% on redemptions of shares held for less than 60 days.

See accompanying notes to financial statements.

Anchor Tactical Credit Strategies Fund
STATEMENT OF OPERATIONS
For the Period Ended August 31, 2016*

INVESTMENT INCOME
Dividends	$3,631,164
Interest	77,685
TOTAL INVESTMENT INCOME	3,708,849

EXPENSES
Investment advisory fees	1,661,569
Dividend expense	438,357
Distribution (12b-1) fees	258,682
Interest expense	238,210
Administrative services fees	80,169
Legal fees	57,950
Trustees’ fees and expenses	47,974
Registration fees	32,343
Accounting services fees	29,710
Printing and postage expenses	28,456
Compliance officer fees	25,735
Audit fees	16,400
Insurance expense	16,024
Custodian fees	13,530
Transfer agent fees	10,202
Offering cost	8,664
Organizational cost	7,460
Non 12b-1 shareholder servicing fees	459
Miscellaneous expense	3,081
NET EXPENSES	2,974,975

NET INVESTMENT INCOME	733,874

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	6,443,042
Securities sold short	(4,733,095)
Net change in unrealized appreciation on:
Investments	1,232,615
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,942,562

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,676,436

*	The Fund commenced operations on September 29, 2015.

See accompanying notes to financial statements.

Anchor Tactical Credit Strategies Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
August 31, 2016*
FROM OPERATIONS:
Net investment income	$733,874
Net realized gain from investments and securities sold short	1,709,947
Net change in unrealized appreciation on investments	1,232,615
Net increase in net assets resulting from operations	3,676,436

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(699,266)
Net decrease in net assets from distributions to shareholders	(699,266)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	201,338,807
Reinvestment of dividends	699,266
Payments for shares redeemed	(61,348,174)
Net increase in net assets from shares of beneficial interest	140,689,899

TOTAL INCREASE IN NET ASSETS	143,667,069

NET ASSETS
Beginning of Period	100,000
End of Period **	$143,767,069

** Includes undistributed net investment income of:	$527,587

SHARE ACTIVITY
Shares sold	19,961,142
Shares reinvested	69,004
Shares redeemed	(6,029,157)
Net increase in shares of beneficial interest outstanding	$14,000,989

*	The Fund commenced operations on September 29, 2015.

See accompanying notes to financial statements.

Anchor Tactical Credit Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Period*
	Ended
	August 31, 2016

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (1)	0.07
Net realized and unrealized gain on investments	0.25
Total from investment operations	0.32
Less distributions:
From net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$10.26
Total return (2)	3.17	% (3)
Net assets, end of period (000s)	$143,767
Ratio of expenses to average net assets (5)	2.86	% (4)
Ratio of expenses to average net assets excluding interest and dividend expenses (5)	2.21	% (4)
Ratio of net investment income to average net assets (5)(6)	0.71	% (4)
Portfolio turnover rate	1,832	% (3)

*	For the period September 29, 2015 (commencement of operations) through August 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Tactical Credit Strategies Fund
NOTES TO FINANCIAL STATEMENTS
August 31, 2016

1.	ORGANIZATION

The Anchor Tactical Credit Strategies Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to provide total return from income and capital appreciation with a secondary objective of limiting risk during unfavorable market conditions. The Fund commenced operations on September 29, 2015. The Fund offers two share classes designated as Investor Class (formerly known as Class A) and Institutional Class. The Institutional Class has not commenced operations. Class A changed to Investor Shares as of April 22, 2016. The only change made to the class characteristics was the removal of the sales load previously assessed on Class A. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

Anchor Tactical Credit Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2016

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Anchor Tactical Credit Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2016

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of August 31, 2016 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$111,962,000	$—	$—	$111,962,000
Mutual Funds	30,302,763	—	—	30,302,763
Total	$142,264,763	$—	$—	$142,264,763

There were no transfers between any level during the period ended August 31, 2016.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning its underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size.

Anchor Tactical Credit Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2016

Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2016 tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Organizational and Offering Costs – Organizational costs of $7,460 were charged to expenses as incurred. Offering costs incurred by the Fund of $8,664 were treated as deferred charges until operations commenced and will be amortized over a 12 month period using the straight line method.

Anchor Tactical Credit Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2016

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended August 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,440,395,526 and $1,305,806,420, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Anchor Capital Management Group, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of the Fund’s average daily net assets. For the period ended August 31, 2016, the Fund incurred $1,661,569 of advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 2.25% of the Fund’s average daily net assets of the Investor Class. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years following when such amounts were waived and/or reimbursed. During the period ended August 31, 2016, no fees were waived by the Adviser.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Investor Shares may pay up to 0.25% of its average daily net assets to pay for certain distribution activities and shareholder services. For the period ended August 31, 2016, $258,682 was incurred under the Plan for the Investor Class.

Anchor Tactical Credit Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2016

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period ended August 31, 2016, the Distributor received $46,433 in underwriting commissions for sales of Investor shares, of which $10,433 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund from which the redemption is made. The Fund did not receive redemption fees for the period ended August 31, 2016.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended August 31, 2016 was as follows:

Fiscal Period Ended
August 31, 2016
Ordinary Income	$699,266
Long-Term Capital Gain	—
Return of Capital	—
$699,266

As of August 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earninqs/(Deficits)
$2,294,207	$—	$—	$—	$(313,089)	$1,050,674	$3,031,792

Anchor Tactical Credit Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2016

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles and the unamortized portion of organizational expenses. In addition, the amount listed under other book/tax differences for the Fund are primarily attributable to the tax deferral of losses on straddles and the unamortized portion of organizational expenses.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and the capitalization of in lieu dividend payments on dividends held short resulted in reclassifications for the Fund for the period ended August 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(54,622)	$492,979	$(438,357)

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the iShares iBoxx $ High Yield Corporate Bond ETF (“iShares”) and SPDR Barclays High Yield Bond ETF (“SPDR”). The Fund may sell its investment in iShares or SPDR at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of iShares and SPDR. The financial statements of iShares and SPDR, including their portfolios of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with the Fund’s financial statements. As of August 31, 2016, the percentage of the Fund’s net assets invested in iShares and SPDR were 30.2% and 30.5%, respectively.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2016, Trust Company of America, an account holding shares for the benefit of others in nominee name, held approximately 88% of the voting securities of the Fund’s Investor Shares. The Fund has no knowledge as to whether any beneficial owner included in this nominee account holds more than 25% of the voting shares of the class.

Anchor Tactical Credit Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2016

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust IV
and the Shareholders of Anchor Tactical Credit Strategies Fund

We have audited the accompanying statement of assets and liabilities of the Anchor Tactical Credit Strategies Fund, a series of shares of beneficial interest in the Northern Lights Fund Trust IV, including the portfolio of investments, as of August 31, 2016, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period September 29, 2015 (commencement of operations) through August 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Anchor Tactical Credit Strategies Fund as of August 31, 2016, and the results of its operations, the changes in its net assets and its financial highlights for the period September 29, 2015 through August 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 25, 2016

Anchor Tactical Credit Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, J.E. Breslin & Co. (management consulting firm to investment advisers), 2009 to present.	6	Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust; Trustee, BlueArc Multi-Strategy Fund (since 2014)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (consultant to financial service enterprises, including investment advisors and mutual funds).	32	Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2014), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)

Ira Rothblut Year of Birth: 1969	Independent Trustee since 2015	Founder and President IJR Consulting Corp. (consultant to Federally Qualified Health Centers), 2003 to present.	6	None.
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Partner, Ranson & Associates, strategic analysis and planning, marketing, regulatory and government affairs, and capital formation. 2003 – present.	6	Advisors Preferred Trust since November 2012.

8/31/16 – NLFT IV_v3

Anchor Tactical Credit Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
August 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012), Vice President, Gemini Fund Services, LLC (2004-2012).	N/A	N/A

Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC, (2011-2014); Assistant Vice President of Fund Administration, BNY Mellon, (2007-2011).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary since 2015.	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 -2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 -2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 -2011).	N/A	N/A

Michael Quain 80 Arkay Drive Hauppauge, NY 11788 Born in 1957	Chief Compliance Officer	Quain Compliance Consulting, LLC (since 2014); Artio Global Management, LLC (formerly Julius Baer), First Vice President & Chief Compliance Officer (2004-2013)	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (NLFT IV), Northern Lights Variable Trust (“NLVT”), and Two Roads Shared Trust (“Two Roads”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-594-1226.

8/31/16 – NLFT IV_v3

Anchor Tactical Credit Strategies Fund
EXPENSE EXAMPLES
August 31, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During Period*
	Value	Value	Ratio	3/1/16 – 8/31/16
	3/1/16	8/31/16
Actual
Anchor Tactical Credit Strategies Fund	$1,000.00	$ 1,017.60	2.95%	$14.98
Hypothetical
(5% return before expenses)
Anchor Tactical Credit Strategies Fund	$1,000.00	$ 1,010.29	2.95%	$14.93

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184), divided by the number of days in the fiscal year (366).

Anchor Tactical Credit Strategies Fund
ADDITIONAL INFORMATION (Unaudited)
August 31, 2016

Anchor Capital Management Group, Inc. (Adviser to Anchor Tactical Credit Strategies Fund)*

In connection with the Organizational Meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust IV (the “Trust”), held on July 29, 2015, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Anchor Capital Management Group, Inc. (the “Adviser”) and the Trust, with respect to the Anchor Tactical Credit Strategies Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser has approximately $185 million in assets under management and has over 20 years of experience managing assets invested in the proposed asset class. The Trustees further noted that the Adviser has served as adviser or sub-adviser to several other registered investment companies. The Trustees reviewed the Adviser’s practices for monitoring compliance as set forth in the materials provided to the Board in advance of the meeting. The Trustees noted that the Adviser will review trades on a daily basis and portfolio holdings on a periodic basis to assure compliance with the Fund’s investment objective. The Trustees further noted that the Adviser has had no compliance issues or material litigation related to the other funds it manages. After further discussion, the Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance. The Trustees discussed performance information for the Anchor Alternative Income SMA (“Anchor SMA”) which is a long short strategy managed by the Adviser since 2007. The Trustees reviewed the performance of the strategy over the last one year, five year and since inception periods, and compared the performance to that of its benchmark, the HFRX Absolute Return Index. The Trustees noted that the strategy has nominally underperformed its benchmark over the past one year and five year periods, but has significantly outperformed its benchmarks since inception. The Trustees noted that the investment strategy of the Fund will differ from that of Anchor SMA, but viewed Anchor SMA’s performance as a favorable indication of the Adviser’s potential to generate positive returns for shareholders.

Fees and Expenses. The Trustees noted that the Adviser proposes to charge a management fee of 1.60% of net daily assets. They further noted that the fee is lower than average management fee for the Adviser selected peer group but significantly higher than the average management fee for the Fund’s Morningstar category. The Trustees discussed the Adviser’s position that the peer group is a better measure of whether the management fee proposed by the Adviser is reasonable due to the greater similarities in investment strategies among the Fund and the funds in the Peer group than among the Fund and the funds in the

Anchor Tactical Credit Strategies Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
August 31, 2016

Morningstar category. The Trustees agreed that average management fee for the peer group appears to be a more appropriate metric by which to measure the reasonableness of the proposed management fee. After further discussion, the Trustees concluded that the advisory fee is reasonable.

Profitability. The Trustees noted that the Adviser does not expect to derive any profits in connection with its services to the Fund for the first 12 months of operations. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from the Adviser’s relationship with the Fund is not an issue at this time.

Economies of Scale. The Trustees noted that economies of scale have not yet been reached as the Fund has not yet launched. The Trustees also acknowledged that the 1.60% management fee leaves opportunity for breakpoints in the future if assets grow.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Advisory Agreement is in the best interests of the Anchor Tactical Credit Strategies Fund and its future shareholders.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-594-1226 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-594-1226.

ADVISER
Anchor Capital Management Group, Inc.
15 Enterprise, Suite 450
Aliso Viejo, California 92656

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Ira Rothblut is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rothblut is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 – $12,200

(b)	Audit-Related Fees

2016 – None

(c)	Tax Fees

2016 – $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/7/16

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 11/7/16